Exhibit 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed Upon Procedures
Lithia Motors, Inc. (the “Company”)
Driveway Finance Corporation
J.P. Morgan Securities LLC (together, the “Specified Parties”)

Re: LAD Auto Receivables Trust 2021-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “9.30 ABS Term Collateral Pool - final v1.1.xlsx,” provided by the Company on October 31, 2021, containing information on 11,979 motor vehicle retail installment receivables (“Receivables”) as of September 30, 2021 (the “Data File”), which we were informed are intended to be included as collateral in the offering by LAD Auto Receivables Trust 2021-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within $1.00, percentages were within 0.1%, Origination Dates were within two days, and First Payment Dates were within one day.
•	The term “Defi System” means the Company’s loan origination system.
•	The term “Title Document” means a scanned image of one of the title documents listed in Exhibit A, which the Company informed us are acceptable forms of evidence of title.
•
The term “Acceptable Company Names” means the names listed in Exhibit A, which the Company informed us are acceptable names for the Company that can appear in the Title Documents as the Lien Holder, Legal Owner, Secured Interest, or Security Interest Holder.

•	The term “Insurance Document” means a scanned image of one of the insurance documents listed in Exhibit A, which the Company informed us are acceptable forms of Insurance Document.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

•
The term “Receivable File” means the following documents provided by the Company for each Sample Receivable (defined below): Retail Installment Contract, Adjustment Borrower Letter, screenshots from the Defi System, Title Document, Insurance Document, and Credit Application. We make no representation regarding the validity or accuracy of these documents or the execution of these documents by the borrower.

•
The term “Mapping Confirmations” means the list of Vehicle Makes and Vehicle Models appearing in the Data File corresponding to various Vehicle Makes and Vehicle Models stated in the Receivable Files, provided by the Company on November 2, 2021.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the table below.
•	The term “Provided Information” means the Acceptable Company Names, Receivable Files, Mapping Confirmations, and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.
We randomly selected a sample of 150 Receivables from the Data File (the “Sample Receivables”). A listing of the Sample Receivables is attached hereto as Exhibit B. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to randomly select from the Data File.

B.
For each Sample Receivable, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Receivable File, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Receivable File information is listed in the order of priority.

Attribute	Receivable File / Instructions
Obligor State	Retail Installment Contract
Monthly Payment Amount	Retail Installment Contract and Adjustment Borrower Letter
Original Term to Maturity	Retail Installment Contract
Origination Date	Retail Installment Contract
First Payment Date	Retail Installment Contract
Contract Annual Percentage Rate	Retail Installment Contract and Adjustment Borrower Letter
Vehicle Make	Retail Installment Contract and Mapping Confirmations
Vehicle Model	Retail Installment Contract and Mapping Confirmations
Vehicle Model Year	Retail Installment Contract
Vehicle Identification Number ("VIN")	Retail Installment Contract

Attribute	Receivable File / Instructions
Vehicle Type (New or Used)	Retail Installment Contract. Consider the Vehicle Type to be “Used” if the Retail Installment Contract states an Odometer Reading of greater than 5,000 miles.
Amount Financed	Retail Installment Contract
Down Payment
Recompute as the sum of the Cash and Trade-In Sales Tax Credit stated in the Retail Installment Contract.

For Sample Receivables #42, #50, and #81, compare to the Manufacturer’s Rebate stated on the Retail Installment Contract.

Consider a value of “N/A” on the Retail Installment Contract to be zero.

Existence of a Co-Obligor
Retail Installment Contract.

Consider the information to be in agreement if:

-   The Data File stated “Y,” and there was a co- obligor’s name and address listed in the Retail Installment Contract, or

-   The Data File stated “N,” and there was no co- obligor’s name and address listed in the Retail Installment Contract.

Obligor Payment-to-Income Ratio
Recompute as the Monthly Payment Amount stated in the Retail Installment Contract divided by (i) the sum of the obligor’s monthly income, co-obligor’s monthly income (if any), and additional income (if any) stated in the Credit Application, or (ii) the total income stated in the Deal Compliance screenshot from the Defi System.

For Sample Receivables #51, #68, #99, #105, #112, #128, and #144, for which the Retail Installment Contract shows different addresses for the obligor and co-obligor, recompute the Obligor Payment-to-Income Ratio by dividing the Monthly Payment Amount stated in the Retail Installment Contract by the obligor’s monthly income stated in the Deal Compliance screenshot from the Defi System.

Attribute	Receivable File / Instructions

For Sample Receivable #38, for which the Company informed us the obligor’s income information was considered outdated, recompute the Obligor Payment- to-Income Ratio by dividing the Monthly Payment Amount stated in the Retail Installment Contract by the co-obligor’s monthly income stated in the Deal Compliance screenshot from the Defi System.

C.	For each Sample Receivable, we observed the presence of the following in the Receivable File:

•
Title Document. We were instructed by the Company to observe that one of the Acceptable Company Names appeared in the Title Document as the Lien Holder, Legal Owner, Secured Interest, or Security Interest Holder.

•	Proof of Insurance. The Company informed us that an Insurance Document was acceptable proof of insurance.
•	Truth-in-Lending Disclosure Statement (in Installment Sale Contract)
•	Signed Retail Installment Contract. We make no representation regarding the authenticity of the signature(s) on the Retail Installment Contract.
•	Signed Credit Application. We make no representation regarding the authenticity of the signature(s) on the Credit Application.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company,
(ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California
November 4, 2021

Exhibit A
Title Documents

Application for Certificate of Ownership	Application for Vehicle Title and Registration
Application for Certificate of Title	Copy of Application for Registration Covering the Following Described Automobile in Compliance with the Provisions of the Vehicle Code of the State of California
Application for Certificate of Title for a Motor Vehicle	Electronic Dealer, Rebuilder or Lessor’s Report of Sale or Lease
Application for Certificate of Title With/Without Registration	Application for Title and Registration Statement of Vehicle Sale
Application for Noting of Lien, Duplicate title, or Multipurpose Use	Report of Sale and Application for Certificate of Title
Application for Registration of Motor Vehicle	Universal Title Application
Application for Registration of New Vehicle	Vehicle Registration/ Title Application for Dealer Sales
Application for Title and/or Registration	Vehicle Title Application
Application for Title and Registration	Vehicle Transaction Application
Application for Title or Registration

Acceptable Company Names

Driveway Fin Corp	Driveway Financial Corp
Driveway Finanace Corp	Southern Cascades Fin Corp
Driveway Finance	Southern Cascades Finance Corp
Driveway Finance Corp	Southern Cascades Finance Corporati
DriveWay Finance Corp.	Southern Cascades Finance Corporation
Driveway Finance Corporation	Southern Cascades Financial Corporation
Driveway Financial

Insurance Documents

Agreement to Furnish Insurance Policy	Evidence of Insurance
Agreement to Provide Insurance	Evidence of Motor Vehicle Liability Insurance
Auto Insurance Binder	Insurance Card
Auto Insurance Coverage Summary	Insurance Coverage Acknowledgement
Binder of Insurance	Insurance Coverage Acknowledgment
Evidence of Financial Responsibility	Insurance Identification Card
Evidence of Liability Insurance	Liability Insurance Card
Proof of Auto Insurance Card	Vehicle Lookup
Proof of Financial Responsibility Card	Verification of Coverage
Certificate of Auto Insurance

Exhibit B

The Sample Receivables
Sample Receivable #	Receivable Number1	Sample Receivable #	Receivable Number1	Sample Receivable #	Receivable Number1
1	20211001	51	20211051	101	20211101
2	20211002	52	20211052	102	20211102
3	20211003	53	20211053	103	20211103
4	20211004	54	20211054	104	20211104
5	20211005	55	20211055	105	20211105
6	20211006	56	20211056	106	20211106
7	20211007	57	20211057	107	20211107
8	20211008	58	20211058	108	20211108
9	20211009	59	20211059	109	20211109
10	20211010	60	20211060	110	20211110
11	20211011	61	20211061	111	20211111
12	20211012	62	20211062	112	20211112
13	20211013	63	20211063	113	20211113
14	20211014	64	20211064	114	20211114
15	20211015	65	20211065	115	20211115
16	20211016	66	20211066	116	20211116
17	20211017	67	20211067	117	20211117
18	20211018	68	20211068	118	20211118
19	20211019	69	20211069	119	20211119
20	20211020	70	20211070	120	20211120
21	20211021	71	20211071	121	20211121
22	20211022	72	20211072	122	20211122
23	20211023	73	20211073	123	20211123
24	20211024	74	20211074	124	20211124
25	20211025	75	20211075	125	20211125
26	20211026	76	20211076	126	20211126
27	20211027	77	20211077	127	20211127
28	20211028	78	20211078	128	20211128
29	20211029	79	20211079	129	20211129
30	20211030	80	20211080	130	20211130
31	20211031	81	20211081	131	20211131
32	20211032	82	20211082	132	20211132
33	20211033	83	20211083	133	20211133
34	20211034	84	20211084	134	20211134
35	20211035	85	20211085	135	20211135
36	20211036	86	20211086	136	20211136
37	20211037	87	20211087	137	20211137
38	20211038	88	20211088	138	20211138
39	20211039	89	20211089	139	20211139
40	20211040	90	20211090	140	20211140
41	20211041	91	20211091	141	20211141
42	20211042	92	20211092	142	20211142
43	20211043	93	20211093	143	20211143
44	20211044	94	20211094	144	20211144
45	20211045	95	20211095	145	20211145
46	20211046	96	20211096	146	20211146
47	20211047	97	20211097	147	20211147
48	20211048	98	20211098	148	20211148
49	20211049	99	20211099	149	20211149
50	20211050	100	20211100	150	20211150
1 The Company has assigned a unique Loan Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Company’s Loan Numbers.
B-1